                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21994

                   First Trust Strategic High Income Fund III
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                       Date of fiscal year end: October 31

                    Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST STRATEGIC HIGH INCOME FUND III

                                   SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2010

                               (FIRST TRUST LOGO)

                                   BROOKFIELD

TABLE OF CONTENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2010

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Statement of Cash Flows ...................................................   16
Financial Highlights ......................................................   17
Notes to Financial Statements .............................................   18
Additional Information. ...................................................   25

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund III (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2010

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Strategic High Income Fund III (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. The past eighteen months have been challenging, but successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the six month period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success. You may want to talk to your advisor about the other investments we offer that might fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Strategic High Income Fund III

FIRST TRUST STRATEGIC HIGH INCOME FUND III
"AT A GLANCE"
AS OF APRIL 30, 2010 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FHO
Common Share Price                                            $      4.21
Common Share Net Asset Value ("NAV")                          $      4.71
Premium (Discount) to NAV                                          (10.62)%
Net Assets Applicable to Common Shares                        $43,117,297
Current Monthly Distribution per Common Share (1)             $    0.0300
Current Annualized Distribution per Common Share              $    0.3600
Current Distribution Rate on Closing Common Share Price (2)          8.55%
Current Distribution Rate on NAV (2)                                 7.64%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

            Mkt    NAV
           ----   ----
4/30/09    4.07   3.95
5/1/09     4.05   3.93
5/8/09     3.95   3.85
5/15/09    3.63   3.88
5/22/09    3.83   3.91
5/29/09     4.1    3.9
6/5/09      4.1   3.81
6/12/09    4.21   3.82
6/19/09     4.1   3.81
6/26/09     3.6   3.78
7/2/09      3.4   3.69
7/10/09    3.45   3.68
7/17/09    3.48    3.7
7/24/09    3.65   3.73
7/31/09    3.55   3.78
8/7/09     3.48   3.75
8/14/09    3.43   3.75
8/21/09     3.4   3.71
8/28/09    3.39   3.73
9/4/09     3.33    3.7
9/11/09     3.5   3.74
9/18/09    3.73   3.83
9/25/09     3.8   3.86
10/2/09    3.54   3.79
10/9/09    3.76   3.82
10/16/09   3.67   3.97
10/23/09   3.75   4.01
10/30/09   3.62   4.01
11/6/09    3.68   3.97
11/13/09   3.64   4.02
11/20/09   3.73   4.03
11/27/09   4.04   4.11
12/4/09    4.08    4.1
12/11/09   4.11   4.12
12/18/09   4.04   4.15
12/24/09    4.1   4.15
12/31/09   4.07   4.16
1/8/10     4.09   4.19
1/15/10    4.26   4.52
1/22/10    4.26   4.54
1/29/10    4.25   4.51
2/5/10     4.03   4.47
2/12/10    4.21   4.44
2/19/10    4.14   4.49
2/26/10    4.01   4.51
3/5/10     4.04   4.47
3/12/10     4.1   4.52
3/19/10    4.12   4.62
3/26/10    4.16   4.62
4/1/10     4.17    4.6
4/9/10     4.18   4.62
4/16/10    4.15   4.67
4/23/10    4.22   4.69
4/30/10    4.21   4.71

PERFORMANCE

                                                                                Average Annual
                                                                                 Total Return
                                            6 Months Ended   1 Year Ended   Inception (3/27/2007)
                                               4/30/2010       4/30/2010         to 4/30/2010
                                            --------------   ------------   ---------------------
Fund Performance (3)
NAV                                             23.88%          36.58%             -24.12%
Market Price                                    22.66%          18.48%             -27.91%
Index Performance
Barclays Capital Ba U.S. High Yield Index       10.33%          32.59%                8.39%

                                                     % OF TOTAL
ASSET CLASSIFICATION                                INVESTMENTS
--------------------                                -----------
Corporate Bonds and Notes                               69.2%
U.S. Government Agency Mortgage-Backed Securities       19.6
Commercial Mortgage-Backed Securities                    7.6
Residential Mortgage-Backed Securities                   3.1
Senior Floating-Rate Notes                               0.5
Collateralized Debt Obligations*                         0.0
Equity*                                                  0.0
                                                       -----
   Total                                               100.0%
                                                       =====

*    Amount is less than 0.1%.

                      % OF TOTAL
                     FIXED-INCOME
CREDIT QUALITY (4)    INVESTMENTS
------------------   ------------
AAA                      21.9%
AA                        7.5
BBB-                      0.7
BB+                       1.3
BB                        9.6
BB-                       9.3
B+                        8.4
B                        14.7
B-                       13.3
CCC+                      9.9
CCC                       2.4
CC                        0.2
C                         0.7
                        -----
   Total                100.0%
                        =====

(1) Most recent distribution paid or declared through 4/30/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

(4) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Mortgage-backed securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global real estate securities and listed infrastructure securities. Headquartered in New York, the firm has approximately $24 billion of assets under management as of March 31, 2010. Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of March 31, 2010.

                            PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the Head of the High Yield Team, is responsible for Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson has over 20 years of investment experience. Prior to joining Brookfield, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates. Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is responsible for portfolio management of structured products and for executing structured product financings for Brookfield and its partners. Mr. Breaks joined Brookfield in 2005 from Brookfield Asset Management (formerly known as Brascan). At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance related investment products. Prior to joining Brascan in 2002, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch in 1998 where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes. Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND III

The primary investment objective of First Trust Strategic High Income Fund III ("FHO" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective and pursues its investment objectives by investing in a diversified portfolio of below investment-grade and investment-grade debt securities and equity securities that Brookfield believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK
HIGH YIELD

The high yield market generated strong returns over the six months covered by this report. Yield spreads on the broad market1 fell from 763 basis points at October 31, 2009, to 555 basis points at April 30, 2010, as investor confidence in the financial markets and the economy strengthened.

During the last six months, the high yield new issue market gradually opened as capital markets were more accepting of risk. By the first quarter of 2010, the high yield market was setting records for issuance, with more than $60 billion of bonds issued during the three-month period. Many bonds came with security and were used to refinance bank debt which was issued during 2006-2007 to finance leveraged buyouts. One of the market's primary worries is the "mountain of maturities" many companies face, between 2013-2015, as bonds and loans issued in the 2006-2007 timeframe come due. While

----------
(1) Performance numbers for the Merrill Lynch U.S. High Yield Master II Index, H0A0 retrieved from Bloomberg some commentators view this as a significant risk to future returns, we view it as a "wall of worry" which may fuel a further rally in high yield as companies successfully address these concerns. We believe the record amount of new issuance is evidence that corporate management teams and their equity sponsors are actively looking to manage their capital structures. We view the market to be in a virtuous cycle where new issuance, rather than pushing the market lower, serves to move it higher because it inherently reduces overall credit risk by extending maturities.

The level of defaults peaked in late 2009 and fell dramatically over the period to April 30, 2010. The widely watched 12-month default rate ended the 2009 calendar year at 12.7%(2) and dropped more than half to 4.04% by the end of April(3). Many strategists reduced their forecast default rate for 2010, and we expect it to be around 2% for the 2010 calendar year, representing continued improvement in credit quality.

Investor appetite for risk remained robust during the last six months, with bonds rated CCC returning 18.9% compared with the overall market, which was up 11.6%. Surprisingly, upper-tier BB issues rose 10.4%, which may reflect good performance in the fallen Financials sector, many of which retain BB ratings.

Bonds of companies in the Financial Services and Real Estate industries performed well, as they recovered from poor performance in 2008. The Automotive sector also outperformed as companies restructured and investors grew more confident that the worst was over for the industry. The Technology sector outperformed, as many companies in the industry began to recover in line with the general economic recovery.

Industries which underperformed were generally considered to be defensive in nature, including Telecommunications, Healthcare and Utilities. In 2008, these sectors had been preferred amid a weaker environment. In general, performance of an industry reflected the average credit quality of that industry; with outperforming industries being lower quality and/or more beaten down in the 2008 downturn, and the underperforming industries representing more defensive, better quality issues. (Source: Factset, Merrill Lynch.)

Supply/demand remained positive as 2010 commenced despite a record supply of new issues. Credit Suisse estimates $1.2 billion of money flowed into the market during the first quarter of 2010, an extension of the $22.9 billion that flowed in during 20094. The steady flow of money into high yield retail mutual funds put pressure on managers to deploy it quickly, which gave a boost to the new issue calendar.

We continue to maintain our positive view of the high yield market despite the hefty returns over the past 12 months. While yield spreads have narrowed nearer to the long-term average, lower defaults, improving credit conditions, and the gradual removal of the maturity mountain should protect investors from a market correction. We believe we are on the right side of the credit cycle for corporate credit and anticipate the yield advantage of high yield will prove attractive in a low-yield world.

We believe that, on balance, the U.S. economy will surprise on the upside, eventually overcoming residual investor fears of continued stagnation. We are encouraged by the record pace of credit refinancing, and are beginning to see signs of renewed IPO activity, both of which will serve to reduce credit risk going forward.

In our opinion, confidence may receive a second boost should we see a return of merger and acquisition ("M&A") activity in 2010 after a two-year hiatus. M&A tends to be good for high yield investors on two fronts; first, it gives companies a venue for selling assets and using cash to pay debt; and second, bond investors benefit from a change-of-control put in the event their debtor is taken over.

COMMERCIAL MBS/RESIDENTIAL MBS

Structured product securities, including MBS and CMBS, rallied over the first quarter of 2010. Investors continued to add risk, with equities ending the quarter higher and most fixed-income sectors experiencing price increases. Nevertheless, volatility remains a risk amid government intervention and the uncertain resolution of troubled real estate assets. Importantly, looking ahead, overall loss projections for structured product securities for 2010 are improved compared to 2009.

----------
(2) Merrill Lynch, "Situation Room: High Yield in 2010: Year Ahead Outlook," December 28, 2009, p. 4

(3)  JP Morgan, High Yield Market Monitor, April 1, 2010, p. 14

(4)  Credit Suisse, "Leveraged Finance Strategy Update," April 6, 2010, p. 10

From a macro-economic perspective, the massive U.S. federal stimulus over the past 12 months produced a number of measurable positive results. A steep yield curve and renewed access to capital markets substantially improved profitability of large U.S. banks in 2009, and further signs of strengthening economic indicators suggested the U.S. economic recovery is sustainable.

The ongoing resolution of troubled assets over the coming 12 months will play an important role in the economic recovery and investor sentiment. A level of uncertainty continues to surround the commercial real estate sector, while the residential housing market will be influenced by the significant shadow inventory of unsold homes, as well as the continued impact of government policy on loan servicing. From a consumer perspective, the rate of improvements in the job market will be critical as well as straightforward credit provisions for consumers, which currently remain limited.

We believe delinquency levels are likely to continue to increase in 2010, most notably for employment-sensitive sectors, including prime MBS, CMBS, auto ABS and credit card ABS. Additional government regulation is also anticipated as the new issue securitization markets redevelop. Additional regulation is likely to affect lending standards, which can either be a positive or a negative, largely depending on the extent of the regulation.

Non-Agency MBS and CMBS were among one of a few issuance markets where less than a handful of deals were issued in 2009. In early 2010, the new issue market across MBS sectors returned to activity, bringing the first CMBS conduit securitization and the first prime RMBS securitization. While investors watched for the impact of the end of government programs, such as TALF (Term Asset-Backed Loan Facility), designed to aid liquidity in the securitized markets, and the Agency MBS purchase program, designed to retain liquidity for Agency MBS, there was little adverse impact noted as these programs closed.

We anticipate that the yield curve will remain steep over 2010 and that new supply of issues will remain low. As such, we believe that markets with more excess yield will benefit. Once excess yield has been compressed, differentiation among collateral, structure and servicer will provide a great source of relative value.

PERFORMANCE ANALYSIS

For the six months ended April 30, 2010, the Fund's net asset value ("NAV") total return was 23.88%. For the period, the Fund traded from a discount to NAV of 9.73% to a discount to NAV of 10.62%, resulting in a market value total return(5) of 22.66%. The Fund benefitted from increased exposure to corporate bonds during the period. The bonds of Paetec Holdings, FireKeepers and United Rentals all contributed strongly to performance as each benefitted from increasing investor confidence in economic recovery, and in the ability of each company to manage its balance sheet. The Fund also benefitted from the recovery in the structured products market. Signature 5 Class C, a Collateralized Loan Obligation ("CLO"), that has been deferring coupons and INCAPS Funding II, the equity tranche in a Collateralized Bank Obligation backed by subordinate insurance company debt, were both sold at significant gains to where they were valued at the start of the six months covered by this report. In the case of Signature 5, buyers were dramatically more willing to price in the future deferred cash flows. This was the case for many of the Fund's structured products holdings. As more traditional sectors rallied, investors were more willing to accept complexity and reductions in liquidity for a chance to invest in an asset class that still offers high returns.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 10.33% for the six months ended April 30, 2010. While the benchmark contains mostly corporate debt, the Fund had significant exposure to structured finance and mortgage-related securities during the period. As investor risk appetite continued to return to the market during the period covered by this report, corporate credit spreads tightened dramatically, resulting in strong performance by the Fund's benchmark. Lower quality names performed the best, as evidenced by the 15.45% return of the Barclays Capital Caa U.S. High Yield Index.

FUND REPOSITIONING

Upon taking over management of FHO at the start of the third quarter in 2009, we began a process of repositioning the Fund to better meet the Fund's objectives of high current income and, secondly, capital growth. The first step was to invest the large cash balance into a portfolio of high yielding corporate bonds. Emboldened by an appreciating equity and corporate

----------
(5) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total return does not reflect sales load. Past performance is not indicative of future results.

market, investors took another look at structured products. As a result, in some cases we thought the market was willing to pay more for certain bonds and we took the opportunity to sell. As we sold structured products, we added to corporate bonds, primarily below-investment grade.

One of our goals has been to reduce exposure to lower quality bonds, while still maximizing the value of the individual holdings. Many of these bonds may not be paying a coupon or face the potential of a full principal loss. Deal structures commonly make individual securities in the structure highly sensitive to losses in the supporting asset pool. In the case of CLOs, the securities held by the Fund may stop paying coupons for years while more senior classes are repaid. If loan losses continue, the payments may never return. We are particularly focused on selling these types of securities as we believe they have little promise of capital appreciation and are not secure sources of cash flow to be used for payment of dividends.

At the end of the period, the Fund's portfolio had increased exposure to corporate bonds (to approximately 69%). We are now within the target range for corporate exposure for the Fund. While we will continue to attempt to reduce exposure to distressed structured product holdings, we will look to invest the sale proceeds across the fixed-income markets where we find value and income stability.

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a)
APRIL 30, 2010 (UNAUDITED)

 PRINCIPAL                                                              STATED      STATED
   VALUE     DESCRIPTION                                                COUPON     MATURITY       VALUE
----------   -----------                                                ------   -----------   -----------
ASSET-BACKED SECURITIES - 3.3%
             Exum Ridge CBO
$3,011,348      Series 2007-1A, Class D (c) (e) (h) .................    4.02%     03/22/14    $    15,057
             GSAMP Trust
   976,588      Series 2006-S3, Class A2 (d) ........................    5.77%     05/25/36         71,958
 1,281,871      Series 2006-S5, Class A1 (e) ........................    0.35%     09/25/36         42,124
             Long Beach Mortgage Loan Trust
 1,920,999      Series 2006-A, Class A2 .............................    5.55%     05/25/36        128,244
             Structured Asset Securities Corp.
 1,169,976      Series 2006-GEL1, Class A1 (b) (e) ..................    0.40%     11/25/35      1,165,156
                                                                                               -----------
             TOTAL ASSET-BACKED SECURITIES
                (Cost $1,480,896) ...................................                            1,422,539
                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
             Bear Stearns Alt-A Trust
   655,233      Series 2006-8, Class 2A2 ............................    5.09%     08/25/46         16,420
             Countrywide Alternative Loan Trust
 3,142,911      Series 2005-56, Class M4 (e) ........................    1.18%     11/25/35         44,454
 2,845,000      Series 2007-OA6, Class M9 (e) .......................    1.76%     06/25/37         69,390
             Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
 3,505,258      Series 2007-OA3, Class M10 (c) (e) ..................    2.76%     07/25/47         12,619
 4,001,349      Series 2007-OA4, Class M10 (e) ......................    3.26%     08/25/47         54,939
                                                                                               -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $449,593) .....................................                              197,822
                                                                                               -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.1%
             Greenwich Capital Commercial Funding Corp
 2,000,000      Series 2007-GG9, Class A4 ...........................    5.44%     01/10/17      2,010,624
             Morgan Stanley Capital I
 2,000,000      Series 2007-HQ13, Class A3 ..........................    5.57%     10/15/17      1,905,440
                                                                                               -----------
             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                (Cost $3,606,605) ...................................                            3,916,064
                                                                                               -----------
CORPORATE BONDS AND NOTES - 83.3%
             AEROSPACE & DEFENSE - 1.5%
   600,000   BE Aerospace, Inc. .....................................    8.50%     07/01/18        643,500
                                                                                               -----------
             AUTO COMPONENTS - 1.4%
   600,000   TRW Automotive, Inc. (b) ...............................    7.25%     03/15/17        607,500
                                                                                               -----------
             AUTOMOBILES - 1.1%
   500,000   Ford Motor Co. .........................................    6.50%     08/01/18        477,500
                                                                                               -----------
             CHEMICALS - 2.9%
   600,000   Hexion Finance Escrow LLC/Hexion Escrow
                Corp. (b) ...........................................    8.88%     02/01/18        593,250
   650,000   Westlake Chemical Corp. ................................    6.63%     01/15/16        653,250
                                                                                               -----------
                                                                                                 1,246,500
                                                                                               -----------

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2010 (UNAUDITED)

 PRINCIPAL                                                              STATED      STATED
   VALUE     DESCRIPTION                                                COUPON     MATURITY       VALUE
----------   -----------                                                ------   -----------   -----------
CORPORATE BONDS AND NOTES - (CONTINUED)
             COMMERCIAL SERVICES & SUPPLIES - 4.6%
$  600,000   Deluxe Corp. ...........................................    7.38%     06/01/15    $   612,750
   650,000   Iron Mountain, Inc. ....................................    8.75%     07/15/18        689,813
   650,000   KAR Holdings, Inc. .....................................   10.00%     05/01/15        692,250
                                                                                               -----------
                                                                                                 1,994,813
                                                                                               -----------
             CONTAINERS & PACKAGING - 1.9%
   125,000   Berry Plastics Corp. (b) ...............................    9.50%     05/15/18        124,531
   650,000   Owens-Illinois, Inc. ...................................    7.80%     05/15/18        687,375
                                                                                               -----------
                                                                                                   811,906
                                                                                               -----------
             DIVERSIFIED CONSUMER SERVICES - 1.5%
   650,000   Service Corp. International ............................    6.75%     04/01/16        653,250
                                                                                               -----------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 8.0%
   600,000   Cincinnati Bell, Inc. ..................................    8.75%     03/15/18        610,500
   650,000   Citizens Communications ................................    7.13%     03/15/19        630,500
   500,000   Global Crossing Ltd. (b) ...............................   12.00%     09/15/15        563,750
   650,000   PAETEC Holding Corp. ...................................    9.50%     07/15/15        665,437
   400,000   Qwest Corp. ............................................    6.88%     09/15/33        386,000
   650,000   Windstream Corp. .......................................    7.00%     03/15/19        615,875
                                                                                               -----------
                                                                                                 3,472,062
                                                                                               -----------
             ENERGY EQUIPMENT & SERVICES - 2.4%
   500,000   Hercules Offshore LLC (b) ..............................   10.50%     10/15/17        517,500
   500,000   McJunkin Red Man Corp. (b) .............................    9.50%     12/15/16        523,125
                                                                                               -----------
                                                                                                 1,040,625
                                                                                               -----------
             FOOD & STAPLES RETAILING - 2.9%
   650,000   ARAMARK Corp. ..........................................    8.50%     02/01/15        670,312
   650,000   Rite Aid Corp. .........................................    8.63%     03/01/15        580,125
                                                                                               -----------
                                                                                                 1,250,437
                                                                                               -----------
             FOOD PRODUCTS - 1.4%
   600,000   B&G Foods, Inc. ........................................    7.63%     01/15/18        618,000
                                                                                               -----------
             GAS UTILITIES - 0.5%
   220,000   Niska Gas Storage US LLC/Niska Gas
                Storage Canada ULC (b) ..............................    8.88%     03/15/18        231,000
                                                                                               -----------
             HEALTH CARE PROVIDERS & SERVICES - 1.6%
   650,000   HCA, Inc. ..............................................    9.25%     11/15/16        704,438
                                                                                               -----------
             HOTELS, RESTAURANTS & LEISURE - 8.5%
   650,000   AMC Entertainment, Inc. ................................    8.75%     06/01/19        692,250
   600,000   FireKeepers Development Authority (b) ..................   13.88%     05/01/15        699,000
   400,000   Harrah's Operating Co., Inc. ...........................   11.25%     06/01/17        438,000
   600,000   MGM MIRAGE .............................................    5.88%     02/27/14        532,500
   650,000   MTR Gaming Group, Inc. .................................   12.63%     07/15/14        685,750
   600,000   Seneca Gaming Corp. ....................................    7.25%     05/01/12        600,000
                                                                                               -----------
                                                                                                 3,647,500
                                                                                               -----------

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2010 (UNAUDITED)

 PRINCIPAL                                                              STATED      STATED
   VALUE     DESCRIPTION                                                COUPON     MATURITY       VALUE
----------   -----------                                                ------   -----------   -----------
CORPORATE BONDS AND NOTES - (CONTINUED)
             HOUSEHOLD DURABLES - 2.1%
$  650,000   Jarden Corp. ...........................................    7.50%     05/01/17    $   667,875
   250,000   Standard Pacific Corp ..................................    8.38%     05/15/18        255,000
                                                                                               -----------
                                                                                                 1,922,875
                                                                                               -----------
             INDEPENDENT POWER PRODUCERS &
             ENERGY TRADERS - 2.7%
   600,000   Dynegy Holdings, Inc. ..................................    7.75%     06/01/19        483,000
   600,000   Edison Mission Energy ..................................    7.00%     05/15/17        440,250
   300,000   Texas Competitive Electric Holdings Co., LLC,
                Series A ............................................   10.25%     11/01/15        226,500
                                                                                               -----------
                                                                                                 1,149,750
                                                                                               -----------
             IT SERVICES - 1.1%
   500,000   First Data Corp. .......................................    9.88%     09/24/15        460,000
                                                                                               -----------
             MACHINERY - 5.7%
   650,000   CNH America LLC ........................................    7.25%     01/15/16        680,875
   500,000   Mueller Water Products, Inc. ...........................    7.38%     06/01/17        457,500
   315,000   RBS Global, Inc./Rexnord LLC (b) .......................    8.50%     05/01/18        317,363
   500,000   Terex Corp. ............................................    8.00%     11/15/17        490,000
   500,000   Trimas Corp. (b) .......................................    9.75%     12/15/17        518,125
                                                                                               -----------
                                                                                                 2,463,863
                                                                                               -----------
             MEDIA - 2.9%
   600,000   CCO Holdings LLC/CCO Holdings Capital
                Corp. (b) ...........................................    8.13%     04/30/20        616,500
   600,000   Mediacom LLC/Mediacom Capital Corp. (b) ................    9.13%     08/15/19        621,000
                                                                                               -----------
                                                                                                 1,237,500
                                                                                               -----------
             METALS & MINING - 3.7%
   215,000   AK Steel Corp. .........................................    7.63%     05/15/20        222,525
   675,000   Steel Dynamics, Inc. ...................................    6.75%     04/01/15        691,875
   650,000   United States Steel Corp. ..............................    7.00%     02/01/18        664,625
                                                                                               -----------
                                                                                                 1,579,025
                                                                                               -----------
             MULTILINE RETAIL - 1.2%
   500,000   Neiman Marcus Group, Inc. ..............................   10.38%     10/15/15        529,375
                                                                                               -----------
             OIL, GAS & CONSUMABLE FUELS - 10.5%
   600,000   Arch Coal, Inc. (b) ....................................    8.75%     08/01/16        642,000
   400,000   Chesapeake Energy Corp. ................................    6.88%     01/15/16        401,000
   600,000   Crosstex Energy LP/Crosstex Energy Finance
                Corp. (b) ...........................................    8.88%     02/15/18        627,000
   150,000   Linn Energy LLC/Linn Energy Finance Corp. (b) ..........    8.63%     04/15/20        156,375
   650,000   Pioneer Natural Resources Co. ..........................    6.65%     03/15/17        672,582
   650,000   Plains Exploration & Production Co. ....................    7.63%     06/01/18        665,438
   650,000   Quicksilver Resources, Inc. ............................   11.75%     01/01/16        757,250
   600,000   Sesi LLC ...............................................    6.88%     06/01/14        600,000
                                                                                               -----------
                                                                                                 4,521,645
                                                                                               -----------

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2010 (UNAUDITED)

 PRINCIPAL                                                              STATED      STATED
   VALUE     DESCRIPTION                                                COUPON     MATURITY       VALUE
----------   -----------                                                ------   -----------   -----------
CORPORATE BONDS AND NOTES - (CONTINUED)
             PAPER & FOREST PRODUCTS - 4.0%
$  400,000   Domtar Corp. ...........................................   10.75%     06/01/17    $   492,000
   230,000   Georgia-Pacific LLC ....................................    7.25%     06/01/28        234,600
   270,000   Georgia-Pacific LLC ....................................    7.38%     12/01/25        272,025
   650,000   Verso Paper Holdings LLC/Verso Paper, Inc. (b) .........   11.50%     07/01/14        726,375
                                                                                               -----------
                                                                                                 1,725,000
                                                                                               -----------
             ROAD & RAIL - 1.5%
   600,000   Avis Budget Car Rental LLC/Avis Budget
                Finance, Inc. (b) ...................................    9.63%     03/15/18        651,000
                                                                                               -----------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
   355,000   Freescale Semiconductor, Inc. (b) ......................    9.25%     04/15/18        370,975
                                                                                               -----------
             SPECIALTY RETAIL - 3.8%
   350,000   ACE Hardware Corp. (b) .................................    9.13%     06/01/16        379,313
   500,000   Levi Strauss & Co. .....................................    9.75%     01/15/15        528,125
   650,000   Limited Brands, Inc. ...................................    8.50%     06/15/19        724,750
                                                                                               -----------
                                                                                                 1,632,188
                                                                                               -----------
             TRADING COMPANIES & DISTRIBUTORS - 3.0%
   600,000   RSC Equipment Rental, Inc./RSC Holdings III
                LLC (b) .............................................   10.25%     11/15/19        628,500
   600,000   United Rentals North America, Inc. .....................    9.25%     12/15/19        645,000
                                                                                               -----------
                                                                                                 1,273,500
                                                                                               -----------
             TOTAL CORPORATE BONDS AND NOTES
                (Cost $34,072,690) ..................................                           35,915,727
                                                                                               -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 23.6%
 4,875,000   FannieMae, June (f) ....................................    5.50%    30 yr. TBA     5,129,417
 4,875,000   Government National Mortgage Association, June (f) .....    5.00%    30 yr. TBA     5,052,518
                                                                                               -----------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
                (Cost $10,161,519) ..................................                           10,181,935
                                                                                               -----------
SENIOR FLOATING-RATE NOTES - 0.6%
   300,000   Texas Competitive Electric Holdings Co., LLC (e)
                Tranche B2 ..........................................    3.80%     10/10/14        245,662
                                                                                               -----------
             TOTAL SENIOR FLOATING-RATE NOTES
                (Cost $247,875) .....................................                              245,662
                                                                                               -----------
STRUCTURED NOTES - 0.0%
 2,500,000   Preferred Term Securities XXVI, Ltd.
                Subordinated Note (c) ...............................      (g)     09/22/37            750
                                                                                               -----------
             TOTAL STRUCTURED NOTES
                (Cost $0) ...........................................                                  750
                                                                                               -----------

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2010 (UNAUDITED)

  SHARES     DESCRIPTION                                                                          VALUE
----------   -----------                                                                       -----------
PREFERRED SECURITIES - 0.0%
     3,000   White Marlin CDO, Ltd., Series AI (c) (g) (h) ..........                          $    15,000
                                                                                               -----------
             TOTAL PREFERRED SECURITIES
                (Cost $0) ...........................................                               15,000
                                                                                               -----------
             TOTAL INVESTMENTS - 120.4%
                (Cost $50,019,178) (i) ..............................                           51,895,499
             NET OTHER ASSETS AND LIABILITIES - (20.4%) .............                           (8,778,202)
                                                                                               -----------
             NET ASSETS - 100.0% ....................................                          $43,117,297
                                                                                               ===========

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2010, securities noted as such amounted to $11,279,338 or 26.2% of net assets.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(d)  Security is receiving less than the stated coupon.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2010.

(f)  Security purchased on a forward commitment basis.

(g)  Zero coupon investment.

(h)  The issuer is in default. Income is not being accrued.

(i) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,294,023 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $417,702.

CBO  Collateralized Bond Obligation

CDO  Collateralized Debt Obligation

TBA To be announced; maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2010 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of April 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                  LEVEL 2        LEVEL 3
                                                       TOTAL MARKET   LEVEL 1   SIGNIFICANT    SIGNIFICANT
                                                         VALUE AT      QUOTED    OBSERVABLE   UNOBSERVABLE
                                                         4/30/2010     PRICES      INPUTS         INPUTS
                                                       ------------   -------   -----------   ------------
Asset-Backed Securities ............................    $ 1,422,539     $--     $ 1,407,482      $15,057
Collateralized Mortgage Obligations ................        197,822      --         197,822           --
Commercial Mortgage-Backed Securities ..............      3,916,064      --       3,916,064           --
Corporate Bonds and Notes ..........................     35,915,727      --      35,915,727           --
U.S. Government Agency Mortgage-Backed Securities ..     10,181,935      --      10,181,935           --
Senior Floating-Rate Notes .........................        245,662      --         245,662           --
Structured Notes ...................................            750      --             750           --
Preferred Securities ...............................         15,000      --              --       15,000
                                                        -----------     ---     -----------      -------
TOTAL INVESTMENTS ..................................    $51,895,499     $--     $51,865,442      $30,057
                                                        ===========     ===     ===========      =======

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS                                                                     CHANGE IN
AT FAIR VALUE USING                            TRANSFERS                     NET UNREALIZED       NET           BALANCE
SIGNIFICANT UNOBSERVABLE      BALANCE AS OF     IN (OUT)     NET REALIZED     APPRECIATION     PURCHASES         AS OF
INPUTS (LEVEL 3)            OCTOBER 31, 2009   OF LEVEL 3   GAINS (LOSSES)   (DEPRECIATION)     (SALES)     APRIL 30, 2010
------------------------    ----------------   ----------   --------------   --------------   -----------   --------------
Asset-Backed Securities..       $160,473       $(128,244)     $  (8,903)       $  102,396     $  (110,665)      $15,057
Structured Notes.........        248,250              --        360,684           764,972      (1,373,906)           --
Preferred Securities.....         40,000              --       (191,671)          221,671         (55,000)       15,000
                                --------       ---------      ---------        ----------     -----------       -------
Total Investments........       $448,723       $(128,244)     $ 160,110        $1,089,039     $(1,539,571)      $30,057
                                ========       =========      =========        ==========     ===========       =======

Net change in unrealized appreciation/depreciation from Level 3 investments held as of April 30, 2010 was $32,011 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2010 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $50,019,178) ......................................   $ 51,895,499
Cash .......................................................      1,255,017
Prepaid expenses ...........................................         28,272
Receivables:
   Investment securities sold ..............................     10,212,076
   Interest ................................................        915,133
                                                               ------------
      Total Assets .........................................     64,305,997
                                                               ------------
LIABILITIES:
Payables:
   Investment securities purchased .........................     21,098,648
   Investment advisory fees ................................         31,485
   Audit and tax fees ......................................         27,686
   Printing fees ...........................................         15,151
   Administrative fees .....................................          8,333
   Transfer agent fees .....................................          3,359
   Trustees' fees and expenses .............................          2,938
   Custodian fees ..........................................          1,100
                                                               ------------
      Total Liabilities ....................................     21,188,700
                                                               ------------
NET ASSETS .................................................   $ 43,117,297
                                                               ============
NET ASSETS CONSIST OF:
Paid-in capital ............................................   $ 94,567,890
Par value ..................................................         91,562
Accumulated net investment income (loss) ...................        571,459
Accumulated net realized gain (loss) on investments ........    (53,989,935)
Net unrealized appreciation (depreciation) on investments ..      1,876,321
                                                               ------------
NET ASSETS .................................................   $ 43,117,297
                                                               ============
NET ASSET VALUE, per Common Share
   (par value $0.01 per Common Share) ......................   $       4.71
                                                               ============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized) ......................      9,156,182
                                                               ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Interest ...................................................   $ 1,889,227
                                                               -----------
   Total investment income .................................     1,889,227
                                                               -----------
EXPENSES:
Investment advisory fees ...................................       178,320
Legal fees .................................................        95,400
Administrative fees ........................................        49,999
Printing fees ..............................................        38,056
Audit and tax fees .........................................        23,553
Trustees' fees and expenses ................................        17,716
Transfer agent fees ........................................        17,165
Custodian fees .............................................         5,566
Other ......................................................        26,401
                                                               -----------
   Total expenses ..........................................       452,176
                                                               -----------
NET INVESTMENT INCOME ......................................     1,437,051
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments .................    (5,196,732)
   Net change in unrealized appreciation
      (depreciation) on investments ........................    12,186,528
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ....................     6,989,796
                                                               -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .........................................   $ 8,426,847
                                                               ===========

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS
                                                 ENDED          PERIOD          PERIOD
                                               4/30/2010         ENDED           ENDED
                                              (UNAUDITED)   10/31/2009 (a)     1/31/2009
                                              -----------   --------------   ------------
OPERATIONS:
Net investment income (loss) ..............   $ 1,437,051   $   5,085,012    $ 14,581,102
Net realized gain (loss) ..................    (5,196,732)   (101,409,108)    (22,600,153)
Net change in unrealized appreciation
   (depreciation) .........................    12,186,528      97,315,950     (28,496,338)
                                              -----------   -------------    ------------
Net increase (decrease) in net assets
   resulting from operations ..............     8,426,847         991,854     (36,515,389)
                                              -----------   -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................    (2,014,360)             --      (1,364,120)
Return of capital .........................            --      (5,749,079)    (14,434,308)
                                              -----------   -------------    ------------
Total distributions to shareholders .......    (2,014,360)     (5,749,079)    (15,798,428)
                                              -----------   -------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ....            --         299,676       1,296,039
                                              -----------   -------------    ------------
Net increase (decrease) in net assets
   resulting from capital transactions ....            --         299,676       1,296,039
                                              -----------   -------------    ------------
Total increase (decrease) in net assets ...     6,412,487      (4,457,549)    (51,017,778)
NET ASSETS:
Beginning of period .......................    36,704,810      41,162,359      92,180,137
                                              -----------   -------------    ------------
End of period .............................   $43,117,297   $  36,704,810    $ 41,162,359
                                              ===========   =============    ============
Accumulated net investment income (loss)
   at end of period .......................   $   571,459   $   1,148,768    $  4,816,529
                                              ===========   =============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ......     9,156,182       9,086,745       8,957,976
Common Shares issued as reinvestment
   under the Dividend Reinvestment Plan ...            --          69,437         128,769
                                              -----------   -------------    ------------
Common Shares at end of period ............     9,156,182       9,156,182       9,086,745
                                              ===========   =============    ============

----------
(a) On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...........   $  8,426,847
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ...............................................    (98,954,754)
   Sales, maturities and paydowns of investments ..........................    102,341,629
   Net amortization/accretion of premium/discount on investments ..........         98,522
   Net realized gain/loss on investments ..................................      5,196,732
   Net change in unrealized appreciation/depreciation on investments ......    (12,186,528)
CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable ........................................        (24,947)
   Increase in receivable for investment securities sold ..................    (10,178,306)
   Increase in prepaid expenses ...........................................        (21,545)
   Increase in payable for investment securities purchased ................      6,714,538
   Increase in investment advisory fees payable ...........................          4,100
   Decrease in audit and tax fees payable .................................        (28,514)
   Decrease in legal fees payable .........................................         (9,187)
   Decrease in printing fees payable ......................................        (21,920)
   Increase in transfer agent fees payable ................................            361
   Increase in custodian fees payable .....................................            251
   Decrease in Trustees' fees and expenses payable ........................         (2,050)
                                                                              ------------
CASH PROVIDED BY OPERATING ACTIVITIES .....................................                  $ 1,355,229
                                                                                             -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income ........     (2,014,360)
                                                                              ------------
CASH USED BY FINANCING ACTIVITIES .........................................                   (2,014,360)
                                                                                             -----------
Decrease in cash ..........................................................                     (659,131)
Cash at beginning of period ...............................................                    1,914,148
                                                                                             -----------
CASH AT END OF PERIOD .....................................................                  $ 1,255,017
                                                                                             ===========

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           SIX MONTHS
                                                             ENDED            PERIOD           YEAR         PERIOD
                                                           4/30/2010          ENDED           ENDED         ENDED
                                                          (UNAUDITED)   10/31/2009 (a)(b)   1/31/2009   1/31/2008 (c)
                                                          -----------   -----------------   ---------   -------------
Net asset value, beginning of period ..................   $  4.01          $  4.53          $ 10.29      $ 19.10(d)
                                                          -------          -------          -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........................      0.16             0.55             1.60         1.39
Net realized and unrealized gain (loss) ...............      0.76            (0.44)           (5.61)       (8.89)
                                                          -------          -------          -------      -------
Total from investment operations ......................      0.92             0.11            (4.01)       (7.50)
                                                          -------          -------          -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .................................     (0.22)              --            (0.15)       (1.27)
Return of capital .....................................        --            (0.63)           (1.60)          --
                                                          -------          -------          -------      -------
Total distributions ...................................     (0.22)           (0.63)           (1.75)       (1.27)
                                                          -------          -------          -------      -------
Common Shares offering costs charged to paid-in
   capital ............................................        --               --               --        (0.04)
                                                          -------          -------          -------      -------
Net asset value, end of period ........................   $  4.71          $  4.01          $  4.53      $ 10.29
                                                          =======          =======          =======      =======
Market value, end of period ...........................   $  4.21          $  3.62          $  6.12      $ 12.20
                                                          =======          =======          =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE (e) .............     23.88%            3.49%          (43.80)%     (40.91)%
                                                          =======          =======          =======      =======
TOTAL RETURN BASED ON MARKET VALUE (e) ................     22.66%          (30.84)%         (35.96)%     (33.09)%
                                                          =======          =======          =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..................   $43,117          $36,705          $41,162      $92,180
Ratio of total expenses to average net assets .........      2.28%(f)         2.35% (f)        1.66%        1.40%(f)
Ratio of net investment income to average net assets ..      7.25%(f)        18.94% (f)       21.26%       10.57%(f)
Portfolio turnover rate ...............................       193%(g)          366% (g)           5%           4%

(a) On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on October 14, 2009, the Shareholders voted to approve Brookfield as investment sub-advisor.

(c) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.

(d)  Net of sales load of $0.90 per share on initial offering.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year.

(f)  Annualized.

(g) In the six month period ended April 30, 2010 and the period ended October 31, 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund III (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on November 14, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHO on the New York Stock Exchange ("NYSE"). On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services approved by the Board of Trustees which use information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $30,057 (0.1% of total investments) as of April 30, 2010, whose values have been determined based on prices supplied by dealers and investments with a value of $51,865,442 (99.9% of total investments) whose values have been determined based on prices supplied by independent pricing services. A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular security, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal market for particular securities (e.g. domestic debt and foreign securities) but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase; 6) credit quality and cash flow of issuer based on external analysis; 7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and notes and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     -    Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     -    Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

               -    Quoted prices for similar securities in active markets.

               - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

               - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

               - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At April 30, 2010, the Fund had when-issued, delayed delivery or forward purchase commitments with a cost of $10,161,519 and a value of $10,181,935.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2010, the Fund held restricted securities as shown in the table below that Brookfield has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                 % OF
                                                      ACQUISITION     PRINCIPAL            CARRYING               NET
SECURITY                                                  DATE      VALUE/SHARES   PRICE     COST      VALUE    ASSETS
--------                                              -----------   ------------   -----   --------   -------   ------
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
   Series 2007-OA3, Class M10, 2.76%, 07/25/47          05/22/07     $3,505,258    $0.36   $153,110   $12,619    0.03%
Exum Ridge CBO
   Series 2007-1A, Class D, 4.02%, 03/22/14             05/08/07     $3,011,348     0.50      4,250    15,057    0.04
Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37             06/06/07     $2,500,000     0.00*        --       750    0.00**
White Marlin CDO, Ltd., Series AI                       06/01/07          3,000     5.00         --    15,000    0.03
                                                                                           --------   -------    ----
                                                                                           $157,360   $43,426    0.10%
                                                                                           ========   =======    ====

*    Amount is less than $0.01.

**   Amount is less than 0.01%.

D. TBA SALE COMMITMENTS:

The Fund may enter into To Be Announced ("TBA") sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year, however, based on information for the fiscal year through April 30, 2010, it is likely that the Fund's distributions will include a return of capital component for the fiscal year ending on October 31, 2010.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

The tax character of distributions paid during the period ended October 31, 2009* and the fiscal year ended January 31, 2009 was as follows:

Distributions paid from:


                                                 OCTOBER 31,   JANUARY 31,
                                                    2009*          2009
                                                ------------   -----------
Ordinary Income..............................    $       --    $ 1,364,120
Return of Capital............................     5,749,079     14,434,308

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income..........   $         --
Net Unrealized Appreciation (Depreciation)...    (35,650,546)
Accumulated Capital and Other Losses.........    (22,304,096)

*    The Fund changed its tax year end from January 31 to October 31.

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $22,304,096, with $43,053, $3,250,843 and $19,010,200 expiring on October 31,
2015, 2016 and 2017, respectively.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending October 31, 2009, January 31, 2009 and January 31, 2008 remain open to federal and state audit. As of April 30, 2010, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of any borrowings).

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of PNC, serves as the Fund's Custodian in accordance with certain fee arrangements.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

On February 2, 2010, PNC entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc. The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company and is expected to close in the third quarter of 2010.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2011, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2010 were $78,315,079 and $20,639,675, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2010 were $82,050,040 and $20,291,589, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                  6. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint, Gosselin vs. First Trust Advisors L.P., et al. (filed April 30, 2009), that names the following entities as defendants: First Trust Advisors L.P., First Trust Portfolios L.P., and the three closed-end funds (the "Funds") named above. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. On July 29, 2009, the defendants filed a motion to dismiss the consolidated complaint. On December 17, 2009, the court denied defendants' motion to dismiss. The defendants believe the lawsuit is without merit and intend to contest it vigorously.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: Prior to October 14, 2009, the Fund was required to invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. Effective October 14, 2009, shareholders of the Fund voted to remove the concentration policy of residential mortgage-backed securities. The Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events as follows:

On April 20, 2010, the Fund declared a dividend of $0.0300 per share to Common Shareholders of record on May 5, 2010, payable May 17, 2010.

On May 20, 2010, the Fund declared a dividend of $0.0300 per share to Common Shareholders of record on June 3, 2010, payable June 15, 2010.

On June 21, 2010, the Fund declared a dividend of $0.0250 per share to Common Shareholders of record on July 6, 2010, payable July 15, 2010.

ADDITIONAL INFORMATION

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Strategic High Income Fund III as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 7,377,484, the number of votes against was 321,146 and the number of abstentions was 1,457,552. The number of votes cast in favor of Mr. Nielson was 7,371,492, the number of votes against was 327,138 and the number of abstentions was 1,457,552. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Strategic High Income Fund III (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") at a meeting held on March 21-22, 2010. The Board determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience) and the new sub-advisor for the Fund; the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

The Board considered the nature, quality and extent of services provided by the Advisor under the Agreement. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. The Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the sub-advisor. The Board considered the efforts of the Advisor in finding a suitable sub-advisor for the Fund after receiving a notice of resignation from the prior sub-advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the sub-advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2009. The Board noted that shareholders had approved a sub-advisory agreement with Brookfield Investment Management Inc. at a special meeting held on October 14, 2009, and that the new sub-advisor had begun serving as such on June 29, 2009. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Fund has been managed consistent with its investment objectives and policies.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                           APRIL 30, 2010 (UNAUDITED)

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's, other than to two other closed end funds for which the fee rate is identical. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; and (iv) many of the peer funds are larger than the Fund. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreement.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis, and had been enhanced to assess portfolio risk as well. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board also considered the change in sub-advisor, changes in investment strategies and changes made to the Fund's portfolio. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited. The Board also considered information regarding a private lawsuit involving the Advisor and the Fund alleging misleading disclosure in the Fund's registration statement. The Board noted the Advisor's representation that the lawsuit would not impact the Advisor's ability to perform under the Agreement.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Strategic High Income Fund III


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date June 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date June 24, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date June 24, 2010

* Print the name and title of each signing officer under his or her signature.